SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 26, 2001


                            THE ALLSTATE CORPORATION
               (Exact name of Registrant as Specified in Charter)

      Delaware                      1-11840                  36-3871531
   ---------------               --------------            ----------------
   (State or other                (Commission               (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   organization)


                                2775 Sanders Road
                           Northbrook, Illinois                 60062
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)       Zip


       Registrant's telephone number, including area code: (847) 402-5000


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)



                                  Page 1 of 49
                             Exhibit Index at page 4

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Item 5.    OTHER EVENTS

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated November 26, 2001 to the Prospectus dated June 19, 2000, filed as part of the Registration Statement on Form S-3 (Registration No. 333-39640; declared effective on June 30, 2000) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company as amended by the Third Supplemental Indenture dated as of July 23, 1999 and the Sixth Supplemental Indenture dated as of June 12, 2000.

On November 26, 2001, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc. and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company is issuing $550,000,000 principal amount of 5.375% Senior Notes Due 2006 (the "Securities") under a Seventh Supplemental Indenture, to be dated as of December 3, 2001 (the "Seventh Supplemental Indenture"). The Underwriting Agreement, the form of the Seventh Supplemental Indenture and an opinion of counsel are filed as exhibits hereto. The form of the Securities is included as Exhibit A to the form of the Seventh Supplemental Indenture.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------

     1 Underwriting Agreement, dated as of November 26, 2001, between the Company and Salomon Smith Barney Inc. and certain other underwriters.

     4.1 Form of Seventh Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

     5.1       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE ALLSTATE CORPORATION



                                     By: /s/ Emma M. Kalaidjian
                                         ---------------------------------------
                                         Name:  Emma M. Kalaidjian
                                         Title: Assistant Secretary


Dated: November 30, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------

     1 Underwriting Agreement, dated as of November 26, 2001, between the Company and Salomon Smith Barney Inc. and certain other underwriters.

     4.1 Form of Seventh Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

     5.1       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.